Evergreen New Jersey Municipal Bond Fund: Annual Report as of March 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENT OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS
28	INDEPENDENT AUDITORS' REPORT
29	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

May 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen shareholder,

We are pleased to provide the annual report for Evergreen New Jersey Municipal Bond Fund, which covers the 12-month period ended March 31, 2003.

Market analysis

The municipal bond market was not excluded from the overall volatility in the financial markets over the past year. Uncertainty regarding the strength of the economic recovery and fears of war and terror combined to frequently challenge those in the fixed income markets. While periodic strength in stocks competed with bonds for investment dollars, those investors employing proper diversification strategies managed to weather the volatility on a relative basis. In the municipal market, those investors who paid heed to duration and quality during the volatility were able to manage risks effectively. While many other areas within the financial markets delivered disappointing returns, many municipal bond investors benefited from falling yields due in part to an accommodating Federal Reserve Board policy, uncertainty related to the strength of the economic recovery, and continued volatility in the equity markets.

Several developments occurred over the past year and these trends may continue in coming months. First, the weaker-than-expected recovery resulted in lower tax receipts for most municipalities, increasing the need for new debt issuance. Second, the increased supply was met by healthy demand for bonds that were suitable for a

LETTER TO SHAREHOLDERS continued

broad range of investment needs. Third, many investors exiting the equity markets placed their assets in short-term, liquid issues. This enabled many tax-free money market funds to perform well. Finally, many longer-dated issues also outperformed, benefiting from both price increases and declining yields.

Perhaps the most interesting development was the solid performance of many bonds, despite the increased supply. Ordinarily, extra supply hinders return potential, yet uncertainty in the equity markets resulted in higher-than-normal demand for tax-exempt income securities. Money flowed from equity funds due to the uncertain economy, and as geopolitical uncertainty increased, flows increased further into a wide variety of bond structures.

So far, 2003 has not offered compelling arguments for a surge in economic growth. As a result, investor sentiment remains tepid, as war with Iraq and concerns over terrorism are keeping many equity investors on the sidelines. With the prospects for moderate economic growth, declining tax revenues, and many municipalities needing resources to fund programs, issuance should once again increase in the coming year. The degree of clarity on the geopolitical situation will determine whether or not this issuance is met with investor demand. If investors continue underweighting stocks, the increased issuance should not dilute opportunities within the municipal bond market. If investors sense an end to the global turmoil, demand may not satisfy supply.

Until economic growth improves in conjunction with clarity on the geopolitical situation in the second half of the year, we expect interest rates to remain at 40-year lows.

LETTER TO SHAREHOLDERS continued

Unemployment rates in the range of 6% and global tensions should keep the Fed on the sidelines for much of 2003. As the markets sense an improved outlook, though, interest rates could begin a gradual climb later in the year. We believe those portfolios adopting long-term defensive strategies involving quality and yield should be adequately positioned for this scenario.

For more information

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continued support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of March 31, 2003

MANAGEMENT TEAM

Keith D. Lowe, CFA
Tax-Exempt Fixed Income Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 7/16/1991
	Class A	Class B	Class C	Class I
Class Inception Date	7/16/1991	1/30/1996	3/27/2002	2/8/1996

Average annual return*

1 year with sales charge	2.89%	2.13%	5.06%	N/A

1 year w/o sales charge	8.04%	7.13%	7.13%	8.20%

5 year	3.92%	3.65%	4.54%	5.04%

10 year	4.95%	4.81%	5.27%	5.54%

Maximum sales charge	4.75%	5.00%	1.00%
	Front End	CDSC	Front End	N/A
			1.00%
			CDSC

30-day SEC yield	3.75%	3.19%	3.14%	4.20%

Tax-equivalent yield**	6.11%	5.20%	5.11%	6.84%

12-month income dividends per share	$0.47	$0.37	$0.37	$0.48

* Adjusted for maximum applicable sales charge, unless noted.
** Assumes a maximum 38.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher. The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

2 Source: Morningstar, Inc.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Morningstar's Style Box is based on a portfolio date as of 3/31/2003.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen New Jersey Municipal Bond Fund Class A shares,1 versus a similar investment in the Lehman Brothers Municipal Bond Index (LBMBI) and the Consumer Price Index (CPI).
The LBMBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The LBMBI is a broad measure of the investment grade, tax-exempt bond market. To be included in this index, bonds must have a minimum credit rating of BBB, and outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The bonds must have been issued after December 31, 1990, and have a remaining maturity of at least one year. Taxable municipal bonds, bonds with floating rates, derivatives and certificates of participation are excluded.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994

The fund's investment objective is non-fundamental and may be changed without the vote of the fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The fund's yield will fluctuate, and there can be no guarantee that the fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

Funds that concentrate their investments in a single state may face increased risk of price fluctuation over more diversified funds due to adverse developments within that state.

All data is as of March 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform during the period?

The fund's Class A shares had a total return of 8.04% for the 12-month period ended March 31, 2003, excluding any applicable sales charges. During the same period, the Lehman Brothers Municipal Bond Index (LBMBI) returned 9.89%, while the median return of funds in the Lipper New Jersey Municipal Debt Funds Classification was 7.95%. Lipper is an independent monitor of mutual fund performance. We attribute the fund's lag to the LBMBI to, among other factors, a difference in performance objectives. The fund emphasizes yield and price stability. In contrast, the LBMBI reflects total return. Bonds selected to enhance yield and price stability have significantly different characteristics than securities chosen for their total return potential. Further, the LBMBI may be able to include bonds that do not comply with the fund's credit standards, and additionally, reflect the return of securities that the fund may not be able to obtain because of market conditions.

The fund's performance was limited because of its holdings in the airlines and tobacco industries. Companies in these industries continued to experience considerable pressure on earnings, during the period. The war with Iraq exacerbated the airlines industry's endeavors to recover from the events of September 11, 2001. Separately, earnings in the tobacco industry were negatively affected by court decisions against several major tobacco companies. Many investors believed these settlements were excessive. As a result, the prices of tobacco bonds became extremely sensitive to what investors termed "headline risk." The holdings in these industries detracted from performance. However, internal restrictions on both industries and individual securities limited the impact on total return.

PORTFOLIO CHARACTERISTICS
(as of 3/31/2003)

Total Net Assets	$277,299,270

Average Credit Quality*	AA-

Effective Maturity	7.1 years

Average Duration	5.3 years

*Source: Standard & Poor's

What was the fund's investment environment like?

Yields dropped -- pushing prices higher -- as geopolitical and economic factors created substantial uncertainty for investors. In response, investors demonstrated a strong preference for safety, security and quality. The period opened with investors focusing on rising military tensions between Palestine and Israel, continued sluggishness in the U.S. economy and corporate scandals. In the second half of the fiscal year, investors faced intensifying uncertainty about the war with Iraq, as well as ongoing questions about the economy. Further, the prices of intermediate-term bonds -- securities in which the fund typically invests -- fluctuated widely because of the trading activity of non-traditional municipal bond investors in the tax-exempt market.

PORTFOLIO MANAGER INTERVIEW continued

The uncertainty of whether or not the United States would go to war with Iraq was replaced with new unanswerable questions: (1) the duration of the war, (2) the severity of Coalition casualties and (3) the impact of the war on the U.S. and international economies. The U.S. economy had remained weak throughout calendar year 2002 -- in fact, the continued sluggishness prompted the Federal Reserve Board to cut interest rates for the 11th time in November 2002. The move fueled a rally across the entire maturity spectrum. However, the effect was greatest on shorter-term bonds. Yields on one-year municipal notes moved 111 basis points lower, five-year tax-exempt securities dropped 148 basis points in yield, and 30-year municipal bond yields fell 58 basis points between March 31, 2002 and March 31, 2003 according to Municipal Market Data's "AAA"-rated scale.

Another factor affecting bond prices was the relationship between tax-exempt and taxable bonds yields. Tax-exempt yields in the 10-15 year maturity range reached 100% of their taxable U.S. Treasury counterparts in the second half of the period. The relationship attracted the attention of non-traditional municipal bond buyers, causing broad price swings for 10-15 year tax-exempt bonds. These investors, called "crossover buyers", monitor the yield differential between the tax-exempt and U.S. Treasury sectors, taking advantage of changes in their relationships. The investment horizon of crossover buyers tends to be short-term, and because of the sizeable amounts of money with which they trade, their activity can create considerable price volatility. Further, in the second half of the period, the actions of many crossover buyers were counterintuitive to the sentiment demonstrated by more traditional municipal bond investors. Separately, credit concerns, particularly for the airlines and tobacco industries, also had a strong influence on market conditions.

New Jersey's general obligation bonds maintained their "Aa2/AA" rating. However, as of the end of the fiscal year, they were on negative credit watch by all three major rating agencies, Moody's Investors Service, Standard & Poor's and Fitch Ratings. The state's legislature recently passed a $23.7 billion budget, which included a $5 billion shortfall. Planned measures to correct the deficit included $2.4 billion from slowing the growth of current programs, $1.3 billion from securitizing its tobacco settlement money, and $1.3 billion in spending cuts.

PORTFOLIO COMPOSITION
(as a percentage of 3/31/2003 portfolio assets)

Transportation	13.9%

Port Authority	12.1%

Hospital	11.9%

General Obligation - Local	8.0%

Housing	7.7%

Water & Sewer	6.2%

Continuing Care Retirement Community	5.9%

Education	4.5%

General Obligation - State	4.3%

Other	25.5%

What strategies did you use to manage the fund?

We focused on the fund's main long-term objectives: maximizing yield and reinforcing price stability. We selected bonds with

PORTFOLIO MANAGER INTERVIEW continued

higher coupons -- ranging from 5 1/4% to 5 1/2% -- 20-year maturities and 10-year call features. Call features enable bond issuers to "call bonds away" from investors on pre-determined dates, at pre-determined prices. Typically, this occurs when yields have fallen and issuers can refinance the outstanding bonds at lower rates. Also, we sold some holdings with 10-15 year maturities to invest in bonds with 20-year maturities. This enabled the fund to pick-up yield, as well as to avoid some of the price volatility that occurred in the 10-15 year maturity range.

We also invested selectively in some tobacco bonds. Price sensitivity to headline risk in this industry caused some yields to rise -- and their prices to fall -- to levels that we believed made the securities undervalued. Credit analysis remains an ongoing, critical part of the fund's management process, and these bonds met the fund's stringent criteria. Rated "A1/A", the generous yield provided by these securities benefited the fund's income stream.

PORTFOLIO QUALITY*
(as a percentage of 3/31/2003 market value of bonds)

*Source: Standard & Poor's

What is your outlook over the next 12-months?

We are cautious. We think yields could rise -- pushing prices lower -- as the economy starts to regain its footing, and there is greater clarity in the geopolitical picture, particularly with Iraq. However, we expect other political tensions, such as in Korea and Afghanistan, as well as the potential for terrorist activity, to continue to keep investors geared toward quality and poised to adjust positions quickly. As a result, we believe the demand for quality and liquidity should remain strong. Further, we would expect to see intermittent periods of price volatility.

We have structured the fund defensively in anticipation of this environment. The fund's substantial position in bonds with higher-than-average coupons, its relatively short duration and larger cash position should cushion the price erosion that occurs with a rise in yields. Expressed in years, duration measures a fund's price sensitivity. Lengthening duration increases price sensitivity and conversely, shortening duration enhances price stability. These periods can be challenging, but we believe changing market conditions can produce opportunities for higher yields and greater total return potential. We will brace for fluctuating conditions; but we also will be ready to take advantage of new possibilities that could benefit the fund longer-term.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,
	2003	2002	2001	2000	1999
CLASS A
Net asset value, beginning of period	$10.79	$10.96	$10.48	$11.16	$11.11
Income from investment operations
Net investment income	0.47	0.49	0.50	0.51	0.51
Net realized and unrealized gains or losses on securities	0.39	-0.17	0.48	-0.66	0.11
Total from investment operations	0.86	0.32	0.98	-0.15	0.62
Distributions to shareholders from
Net investment income	-0.47	-0.49	-0.50	-0.51	-0.51
Net realized gains	0	0	0	-0.02	-0.06
Total distributions to shareholders	-0.47	-0.49	-0.50	-0.53	-0.57
Net asset value, end of period	$11.18	$10.79	$10.96	$10.48	$11.16
Total return[1]	8.04%	2.99%	9.64%	-1.33%	5.66%
Ratios and supplemental data
Net assets, end of period (thousands)	$55,422	$63,623	$29,475	$28,135	$33,657
Ratios to average net assets
Expenses[2]	0.77%	0.67%	0.69%	0.56%	0.50%
Net investment income	4.19%	4.47%	4.72%	4.72%	4.52%
Portfolio turnover rate	30%	19%	16%	55%	40%

1.  Excluding applicable sales charges

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,
	2003	2002	2001	2000	1999
CLASS B
Net asset value, beginning of period	$10.79	$10.96	$10.48	$11.16	$11.11
Income from investment operations
Net investment income	0.37	0.40	0.41	0.41	0.40
Net realized and unrealized gains or losses on securities	0.39	-0.17	0.48	-0.66	0.11
Total from investment operations	0.76	0.23	0.89	-0.25	0.51
Distributions to shareholders from
Net investment income	-0.37	-0.40	-0.41	-0.41	-0.40
Net realized gains	0	0	0	-0.02	-0.06
Total distributions to shareholders	-0.37	-0.40	-0.41	-0.43	-0.46
Net asset value, end of period	$11.18	$10.79	$10.96	$10.48	$11.16
Total return[1]	7.13%	2.06%	8.65%	-2.21%	4.71%
Ratios and supplemental data
Net assets, end of period (thousands)	$35,651	$26,018	$20,152	$19,582	$20,199
Ratios to average net assets
Expenses[2]	1.60%	1.57%	1.59%	1.47%	1.41%
Net investment income	3.34%	3.60%	3.81%	3.81%	3.59%
Portfolio turnover rate	30%	19%	16%	55%	40%

1.  Excluding applicable sales charges

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,
	2003	2002[1]
CLASS C
Net asset value, beginning of period	$10.79	$10.80
Income from investment operations
Net investment income	0.37	0[2]
Net realized and unrealized gains or losses on securities	0.39	-0.01
Total from investment operations	0.76	-0.01
Distributions to shareholders from
Net investment income	-0.37	0[2]
Net asset value, end of period	$11.18	$10.79
Total return[3]	7.13%	-0.05%
Ratios and supplemental data
Net assets, end of period (thousands)	$8,007	$1
Ratios to average net assets
Expenses[4]	1.58%	1.57%[5]
Net investment income	3.22%	3.60%[5]
Portfolio turnover rate	30%	19%

1.  For the period from March 27, 2002 (commencement of class operations), to March 31, 2002.

2.  Represents an amount less than $0.005 per share.

3.  Excluding applicable sales charges

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,
	2003	2002	2001	2000	1999
CLASS I1
Net asset value, beginning of period	$10.79	$10.96	$10.48	$11.16	$11.11
Income from investment operations
Net investment income	0.48	0.51	0.51	0.52	0.52
Net realized and unrealized gains or losses on securities	0.39	-0.17	0.48	-0.66	0.11
Total from investment operations	0.87	0.34	0.99	-0.14	0.63
Distributions to shareholders from
Net investment income	-0.48	-0.51	-0.51	-0.52	-0.52
Net realized gains	0	0	0	-0.02	-0.06
Total distributions to shareholders	-0.48	-0.51	-0.51	-0.54	-0.58
Net asset value, end of period	$11.18	$10.79	$10.96	$10.48	$11.16
Total return	8.20%	3.09%	9.74%	-1.23%	5.76%
Ratios and supplemental data
Net assets, end of period (thousands)	$178,219	$172,284	$177,206	$168,632	$123,419
Ratios to average net assets
Expenses[2]	0.60%	0.57%	0.60%	0.47%	0.41%
Net investment income	4.36%	4.61%	4.81%	4.83%	4.61%
Portfolio turnover rate	30%	19%	16%	55%	40%

1.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

March 31, 2003

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS 95.8%
AIRPORT 2.3%
Alliance Arpt. Auth., Inc., TX Spl. Facs. RB, Federal Express Corp. Proj., 6.375%, 04/01/2021	BBB	$1,000,000	$ 1,046,869
Port Auth. NY & NJ Spl. Obl. RB, JFK Intl. Arpt. Terminal, 5.75%, 12/01/2025	AAA	5,000,000	5,349,400
6,396,269
CONTINUING CARE RETIREMENT COMMUNITY 5.8%
Fulton Cnty., GA Residential Care Facs. RB, Sr. Lien RHA Assisted Living, Ser. A, 6.90%, 07/01/2019	AA	1,610,000	1,585,094
New Jersey EDA RB:
1st Mtge., Reformed Church, 5.375%, 12/01/2018	BBB	1,150,000	1,101,412
1st Mtge., The Evergreens:
6.00%, 10/01/2017	NR	680,000	674,934
6.00%, 10/01/2022	NR	4,110,000	3,949,957
Evergreens Proj., 5.875%, 10/01/2012	NR	2,000,000	1,999,800
Franciscan Oaks Proj.:
5.60%, 10/01/2012	NR	1,000,000	958,930
5.70%, 10/01/2017	NR	3,000,000	2,740,020
Keswick Pines Proj., 5.70%, 01/01/2018	NR	2,350,000	2,230,714
Rahway, NJ RRB, Geriatrics Ctr., Inc., Ser. A, 5.25%, 05/01/2014, (Insd. by MBIA)	AAA	705,000	787,943
16,028,804
EDUCATION 4.5%
Mercer Cnty., NJ Impt. Auth. RRB:
Ser. A, 5.40%, 12/15/2003	AA-	500,000	514,995
Spl. Svcs. Sch. Dist., Ser. A, 5.95%, 12/15/2012	AA-	500,000	593,740
New Jersey EDA RB, Rutgers State Univ. Civic Ctr., 6.125%, 07/01/2024, (Insd. by AMBAC)	AAA	55,000	59,030
New Jersey Edl. Facs. Auth. RB:
5.125%, 09/01/2010	AAA	2,000,000	2,207,300
Ser. A, 5.25%, 09/01/2018, (Insd. by AMBAC)	AAA	3,895,000	4,226,036
Fairleigh Dickinson Univ., Ser. D, 6.00%, 07/01/2025	NR	2,000,000	2,022,660
Princeton Univ.:
Ser. A, 5.75%, 07/01/2009	AAA	250,000	263,582
Ser. H, 5.25%, 07/01/2017	AAA	1,865,000	2,027,255
Rutgers State Univ. RB, Ser. 1, 5.25%, 05/01/2012	AA	500,000	511,490
12,426,088
ESCROW 0.0%
New Jersey Hlth. Care Facs. Fin. Auth. RB:
Bridgeton Hosp. Assn., Ser. B, 6.00%, 07/01/2013	AAA	50,000	59,114
Burlington Cnty. Mem. Hosp. Proj., 6.00%, 07/01/2012	AAA	50,000	58,567
117,681
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
GENERAL OBLIGATION - LOCAL 7.9%
Atlantic Cnty., NJ GO, Spl. Svcs. Vocational Sch., 5.70%, 08/01/2006, (Insd. by MBIA)	AAA	$ 300,000	$ 337,680
Bayonne, NJ GO, 5.90%, 05/01/2008	AAA	150,000	153,600
Bergen Cnty., NJ GO, 5.25%, 10/01/2010	Aaa	1,000,000	1,107,010
Branchburg Township, NJ GO, 6.45%, 08/01/2005	Aa2	160,000	177,325
Brigantine, NJ GO, 6.35%, 08/01/2004, (Insd. by MBIA)	AAA	500,000	507,175
Cmnwlth. of Puerto Rico GO:
5.375%, 07/01/2021	AAA	1,000,000	1,091,040
5.50%, 07/01/2013	A-	500,000	513,035
6.50%, 07/01/2008, (Insd. by MBIA)	AAA	1,115,000	1,331,288
Eatontown, NJ GO, 6.70%, 10/01/2004	A1	250,000	269,755
Essex Cnty., NJ Impt. Auth. GO, 5.80%, 11/01/2007	AA	500,000	572,655
Flemington Raritan, NJ Sch. Dist. GO, 5.70%, 05/01/2006	AA	50,000	53,477
Franklin Township, NJ GO, Sch. Dist., 6.20%, 04/01/2005	AA	500,000	546,965
Freehold Township, NJ Board of Ed. GO, 5.40%, 07/15/2024, (Insd. by FSA)	AAA	1,455,000	1,624,027
Freehold, NJ Regl. High Sch. GO:
5.60%, 03/01/2012	AAA	1,630,000	1,875,543
5.60%, 03/01/2013	AAA	1,065,000	1,225,432
Gloucester Township, NJ GO, 5.45%, 07/15/2007, (Insd. by AMBAC)	AAA	500,000	566,035
Hamilton Township, NJ GO, Atlantic Cnty. Sch. Dist., 5.875%, 12/15/2006, (Insd. by FGIC)	AAA	730,000	747,476
Hunterdon, NJ Central Regl. High Sch. Dist. GO, 5.65%, 05/01/2014, (Insd. by FSA)	AAA	1,000,000	1,107,560
Lakewood Township, NJ GO, Sch. Dist., 6.25%, 02/15/2012, (Insd. by AMBAC)	AAA	400,000	481,560
Middletown Township, NJ GO, 5.20%, 08/01/2007	AA	335,000	374,986
Millburn Township, NJ Board of Ed. GO, 5.35%, 07/15/2011	AA	960,000	1,095,225
Morris Cnty., NJ GO, 6.00%, 07/15/2004	AAA	1,000,000	1,061,520
No. Brunswick Township, NJ Board of Ed. GO, 7.15%, 12/15/2004	AA	250,000	274,400
Ocean Cnty., NJ GO:
6.375%, 04/15/2003	Aa1	250,000	250,513
Ser. B, 5.00%, 08/01/2014	Aa1	685,000	752,438
Ser. B, 5.00%, 08/01/2015	Aa1	1,405,000	1,532,911
Randolph Township, NJ Sch. Dist. GO, 6.30%, 03/15/2006, (Insd. by FSA)	AAA	500,000	565,310
Tinton Falls, NJ Schools GO, 5.85%, 10/15/2004, (Insd. by MBIA)	AAA	745,000	797,709
Voorhees Township, NJ GO:
5.95%, 07/15/2007	AA	370,000	425,755
6.875%, 09/01/2004	A1	200,000	215,430
Washington Township, NJ GO, Board of Ed., 7.50%, 04/15/2009	AA	130,000	162,874
21,797,709
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
GENERAL OBLIGATION - STATE 4.2%
New Jersey GO:
Ser. D, 5.80%, 02/15/2007	AA	$ 500,000	$ 566,350
Ser. E, 6.00%, 07/15/2009	AA	6,500,000	7,638,995
Ser. F, 5.50%, 08/01/2011	AA	3,000,000	3,438,000
11,643,345
HOSPITAL 11.8%
Maryland Hlth. & Higher Edl. Facs. Auth. RB:
Carroll Cnty. Gen. Hosp., 5.75%, 07/01/2022	Baa1	500,000	519,575
Doctor's Community Hosp., Inc., 5.75%, 07/01/2013	BBB-	2,500,000	2,538,150
New Jersey Hlth. Care Facs. Fin. Auth. RB:
6.00%, 07/01/2011, (Insd. by AMBAC)	AAA	1,345,000	1,577,214
Atlantic City Med. Ctr., 6.00%, 07/01/2012	A-	3,000,000	3,374,640
Burdette Tomlin Mem. Hosp., 5.60%, 07/01/2019	A2	3,825,000	3,981,672
Hackensack Univ. Med. Ctr., 5.875%, 01/01/2015	A2	1,000,000	1,080,540
Jersey City Med. Ctr., 4.80%, 08/01/2021, (Insd. by AMBAC & FHA)	AAA	2,000,000	2,002,340
Johnson Univ. Hosp. Proj., 5.70%, 07/01/2020	A+	2,000,000	2,157,940
Meridian Hlth. Sys. Obl. Group:
5.50%, 07/01/2010, (Insd. by FSA)	AAA	3,750,000	4,236,038
5.625%, 07/01/2011, (Insd. by FSA)	AAA	6,235,000	7,005,833
St. Joseph's Hosp. & Med. Ctr., 5.70%, 07/01/2011	AAA	1,000,000	1,080,170
Pennsylvania Higher Edl. Facs. Auth. RB, UPMC Hlth. Sys., Ser. A, 6.00%, 01/15/2022	A	2,900,000	3,022,264
32,576,376
HOUSING 7.6%
New Jersey Hsg. & Mtge. Fin. Agcy. MHRB:
5.30%, 10/01/2008, (Insd. by MBIA)	AAA	3,140,000	3,448,065
5.40%, 10/01/2009, (Insd. by MBIA)	AAA	4,385,000	4,817,449
Ser. A, 5.40%, 11/01/2017, (Insd. by AMBAC)	AAA	2,000,000	2,093,100
Ser. B, 6.05%, 11/01/2017, (Insd. by FSA)	AAA	1,250,000	1,372,575
Ser. E-1, 5.35%, 11/01/2013, (Insd. by FSA)	AAA	3,000,000	3,237,240
Ser. E-1, 5.45%, 11/01/2014, (Insd. by FSA)	AAA	1,000,000	1,086,680
Ser. E-1, 5.70%, 05/01/2020, (Insd. by FSA)	AAA	290,000	310,651
Ser. E-2, 5.70%, 11/01/2020, (Insd. by FSA)	AAA	1,000,000	1,071,210
Ser. F, 5.05%, 11/01/2013, (Insd. by FSA)	AAA	2,650,000	2,847,478
Ser. F, 5.30%, 05/01/2015, (Insd. by FSA)	AAA	405,000	439,474
Ser. F, 5.30%, 11/01/2015, (Insd. by FSA)	AAA	425,000	461,176
21,185,098
INDUSTRIAL DEVELOPMENT REVENUE 1.1%
Ohio Wtr. Dev. Auth. Solid Wst. Disp. RB, North Star BHP Steel Cargill, 6.30%, 09/01/2020	A+	3,000,000	3,142,230
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
LEASE 3.1%
Camden Cnty., NJ Impt. Auth. Lease RB, 5.625%, 10/01/2015, (Insd. by MBIA)	AAA	$ 500,000	$ 555,980
Cmnwlth. of Puerto Rico RB, Pub. Bldg. Auth. Govt. Facs., Ser. A., 6.25%, 07/01/2009, (Insd. by AMBAC)	AAA	250,000	298,412
Essex Cnty., NJ Impt. Auth. Lease RB, Correctional Fac. Proj., 5.75%, 10/01/2012, (Insd. by FGIC)	Aaa	3,090,000	3,561,410
Mercer Cnty., NJ Impt. Auth. RB, Govt. Leasing, 5.40%, 12/01/2005	AA-	900,000	934,578
New Jersey EDA RB:
Dept. of Human Svcs., Ser. A, 5.70%, 07/01/2012	A	2,430,000	2,715,088
Performing Arts Ctr. Proj., 5.50%, 06/15/2013, (Insd. by AMBAC)	AAA	500,000	555,135
8,620,603
MISCELLANEOUS REVENUE 2.5%
Garden State Preservation Trust RB, Ser. A, 5.25%, 11/01/2018	AAA	2,860,000	3,132,272
New Jersey Env. Infrastructure Trust RB, Ser. B, 5.00%, 09/01/2015	AAA	1,705,000	1,805,356
NJ EDRB, 5.25%, 11/15/2018, (Insd. by AMBAC)	Aaa	1,745,000	1,898,805
6,836,433
PORT AUTHORITY 12.0%
Delaware River & Bay Auth. RB:
5.40%, 01/01/2016, (Insd. by FGIC)	AAA	1,000,000	1,098,070
Ser. A, 5.70%, 01/01/2019, (Insd. by FGIC)	AAA	750,000	830,085
Delaware River Port Auth., PA & NJ RB:
5.40%, 01/01/2015, (Insd. by FGIC)	AAA	2,500,000	2,745,175
5.40%, 01/01/2016, (Insd. by FGIC)	AAA	1,000,000	1,098,070
Port Dist. Proj., Ser. A, 5.50%, 01/01/2017	AAA	4,330,000	4,815,393
Port Auth. NY & NJ RB:
5.60%, 12/01/2009	AA-	650,000	699,094
6.00%, 07/15/2008	AA-	7,275,000	8,078,451
Ser. 1038, 5.50%, 05/15/2010, (Insd. by FGIC)	AAA	5,000,000	6,192,400
Port Auth. NY & NJ Spl. Obl. RB, JFK Intl. Arpt. Terminal 6, 5.90%, 12/01/2017, (Insd. by MBIA)	AAA	2,000,000	2,238,580
Port of Seattle, WA RRB, Ser. D, 6.00%, 02/01/2011, (Insd. by MBIA)	AAA	2,000,000	2,277,560
South Jersey Port Corp. RB, Ser. L, 5.25%, 01/01/2013	A	2,870,000	3,047,481
West Windsor Township, NJ Parking Auth. RB, 6.10%, 12/01/2012	Aa2	50,000	54,519
33,174,878
PRE-REFUNDED 2.5%
Cmnwlth. of Puerto Rico GO, 6.50%, 07/01/2023	AAA	1,000,000	1,081,500
Essex Cnty., NJ Utils. Auth. Solid Wst. RB:
Ser. A, 5.50%, 04/01/2011, (Insd. by FSA)	AAA	250,000	282,660
Ser. A, 5.60%, 04/01/2016, (Insd. by FSA)	AAA	250,000	283,390
New Jersey Edl. Facs. Auth. RB, Harrogate, Inc., Ser. B, 5.80%, 07/01/2009, (Insd. by AMBAC)	AAA	500,000	533,755
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
PRE-REFUNDED continued
No. Brunswick Township, NJ Board of Ed. GO, 6.30%, 02/01/2012	AA	$ 150,000	$ 163,427
No. Brunswick Township, NJ GO, 6.00%, 12/01/2008	A1	1,000,000	1,042,440
South Brunswick Township, NJ Board of Ed. GO, 6.40%, 08/01/2011, (Insd. by FGIC)	AAA	1,000,000	1,114,360
Sparta Township, NJ GO, 5.80%, 09/01/2023, (Insd. by MBIA)	AAA	1,100,000	1,246,322
Toms River, NJ GO, Board of Ed. Sch. Bond Reserve Act, 5.75%, 07/15/2019, (Insd. by FGIC)	AAA	1,095,000	1,255,735
7,003,589
PUBLIC FACILITIES 2.9%
Monmouth Cnty., NJ Impt. Auth. RB, 5.00%, 12/01/2020, (Insd. by FSA)	AAA	1,000,000	1,054,020
New Jersey Sports & Exposition Auth. RB:
Ser. A, 5.375%, 09/01/2015	AA-	1,000,000	1,025,530
Ser. A, 5.75%, 03/01/2010, (Insd. by MBIA)	AAA	4,085,000	4,722,219
Ser. A, 6.00%, 03/01/2015, (Insd. by MBIA)	AAA	1,000,000	1,165,050
7,966,819
RESOURCE RECOVERY 0.2%
Bergen Cnty., NJ Util. Auth. Wtr. & PCRB, 5.625%, 12/15/2004, (Insd. by FGIC)	AAA	500,000	536,585
SOLID WASTE 3.3%
Oregon Economic Dev. Dept. Solid Wst. Disp. RB, Weyerhauser Co. Proj., 2.25%, VRDN	BBB	1,000,000	1,000,000
Port Longview, WA Indl. Dev. Corp. Solid Wst. Disposal RB, Weyerhaeuser Co. Proj., 2.25%, VRDN	A2	8,200,000	8,200,000
9,200,000
SPECIAL TAX 1.1%
Virgin Islands Pub. Fin. Auth. RB, Sr. Lien, Ser. A, 5.50%, 10/01/2013	BBB-	3,000,000	3,171,240
STUDENT LOAN 0.3%
New Jersey Higher Ed. Facs. RB, Student Loan Program, 5.80%, 06/01/2016, (Insd. by AMBAC)	AAA	765,000	820,080
TOBACCO REVENUE 2.5%
Children's Trust Fund, Puerto Rico Tobacco Settlement RB, 5.375%, 05/15/2033	A	500,000	458,600
Tobacco Settlement Fin. Corp., NJ RB:
5.75%, 06/01/2032	A	3,000,000	2,707,110
6.125%, 06/01/2024	A	3,000,000	2,822,130
Tobacco Settlement Revenue Mgmt. Auth., SC RB, Ser. B, 6.00%, 05/15/2022	A	1,000,000	938,360
6,926,200
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
TRANSPORTATION 13.7%
Burlington Cnty., NJ Bridge Commission RB, Cnty. Gtd. Governmental Leasing Program:
5.25%, 08/15/2020	AA	$ 1,000,000	$ 1,070,210
5.25%, 08/15/2021	AA	1,500,000	1,595,790
Burlington Cnty., NJ RB, Bridge Commission Sys.:
5.20%, 10/01/2006	AA	1,000,000	1,030,540
5.30%, 10/01/2013	AA	500,000	515,520
Cmnwlth. of Puerto Rico Hwy. & Trans. Auth. RB:
Ser. W, 5.50%, 07/01/2015, (Gtd. by IBC & Insd. by MBIA)	AAA	2,300,000	2,670,162
Ser. Z, 6.00%, 07/01/2018, (Insd. by FSA)	AAA	2,000,000	2,427,560
New Jersey EDA RB, Trans. Proj., Ser. A, 5.75%, 05/01/2011,
(Insd. by FSA)	AAA	1,000,000	1,158,720
New Jersey Hwy. Auth. RB, 5.15%, 01/01/2007	AA-	1,000,000	1,104,830
New Jersey Tpke. Auth. RB:
Ser. A, 5.75%, 01/01/2018, (Insd. by MBIA)	AAA	3,300,000	3,667,290
Ser. C, 6.50%, 01/01/2016, (Insd. by MBIA)	AAA	3,000,000	3,681,150
New Jersey Trans. Corp. COP:
6.50%, 10/01/2016, (Insd. by FSA)	AAA	300,000	353,151
Federal Trans. Administration Grants, Ser. A, 5.75%, 09/15/2011, (Insd. by AMBAC)	AAA	1,150,000	1,343,223
New Jersey Trans. Trust Fund Auth. RB, Trans. Sys.:
Ser. A, 5.50%, 12/15/2015, (Insd. by AMBAC)	AAA	5,000,000	5,789,800
Ser. A, 5.625%, 06/15/2013	AA-	1,200,000	1,389,264
Ser. A, 5.625%, 06/15/2014	AA-	1,500,000	1,741,875
Ser. A, 5.75%, 06/15/2015	AA-	1,300,000	1,530,334
Ser. A, 5.75%, 06/15/2017	AA-	2,000,000	2,362,020
Ser. A, 6.00%, 12/15/2006, (Insd. by AMBAC)	AAA	3,000,000	3,441,120
Ser. B, 6.50%, 06/15/2010, (Insd. by MBIA)	AAA	1,000,000	1,208,490
38,081,049
UTILITY 0.4%
Evesham, NJ Muni. Util. Auth. RB, Ser. A, 5.00%, 07/01/2018, (Insd. by AMBAC)	Aaa	1,000,000	1,063,890
WATER & SEWER 6.1%
Cmnwlth. of Puerto Rico, Aqueduct & Swr. Auth. RB, 6.25%, 07/01/2012, (Insd. by MBIA)	AAA	1,000,000	1,217,410
Gloucester Township, NJ Muni. Util. Auth. RB, 5.55%, 03/01/2009, (Insd. by AMBAC)	AAA	1,000,000	1,144,210
Jersey City, NJ Refunding GO, Ser. A, 5.30%, 10/01/2009, (Insd. by AMBAC)	AAA	250,000	282,467
New Jersey Dist. Wtr. Supply RB, Wanaque No. Proj., 6.25%, 11/15/2017, (Insd. by MBIA)	AAA	350,000	361,130
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating (v)	Principal Amount	Value

MUNICIPAL OBLIGATIONS continued
WATER & SEWER continued
New Jersey Wastewater Treatment RB:
5.25%, 11/01/2008, (Insd. by MBIA)	AAA	$ 1,000,000	$ 1,123,930
Ser. A, 5.25%, 09/01/2012	AAA	1,000,000	1,110,510
Ser. A, 7.00%, 05/15/2007, (Insd. by MBIA)	AAA	2,670,000	3,165,952
Ser. C, 6.625%, 05/15/2007, (Insd. by MBIA)	AAA	2,000,000	2,340,420
No. Bergen Township, NJ Muni. Util. Auth. Swr. RB, 5.375%, 12/15/2012, (Insd. by FGIC)	AAA	1,000,000	1,046,130
Northwest Bergen Cnty., NJ Utils. Auth. Sys. RB, 6.00%, 07/15/2009, (Insd. by MBIA)	AAA	1,000,000	1,034,040
Ocean Cnty., NJ Utils. Auth. Wastewater RB, 5.75%, 01/01/2018	Aa1	150,000	152,012
Ocean Township, NJ Muni. Utils. Auth. RB, 5.20%, 08/01/2005, (Insd. by MBIA)	AAA	300,000	306,984
Passaic Valley, NJ Swr. Comm. RB, Ser. D, 5.75%, 12/01/2013, (Insd. by AMBAC)	AAA	500,000	510,000
Secaucus, NJ Muni. Utils. Auth. Swr. RB, Ser. A, 6.10%, 12/01/2010	AA-	500,000	548,930
Somerset Raritan Valley, NJ Sewage Auth. RB, Ser. E, 6.95%, 07/01/2003	AA	100,000	101,429
Stafford, NJ Muni. Utils. Auth. RB, 6.20%, 06/01/2007,
(Insd. by MBIA)	AAA	370,000	378,969
Stony Brook Regl. Swr. Auth. NJ RB, Ser. B, 5.45%, 12/01/2012	AA-	500,000	574,135
Virgin Islands Wtr. & Pwr. Auth. Elec. Sys. RB, 5.125%, 07/01/2003	BBB	1,500,000	1,512,015
16,910,673
Total Municipal Obligations			265,625,639

		Shares

SHORT-TERM INVESTMENTS 2.8%
MUTUAL FUND SHARES 2.8%
Evergreen Institutional Municipal Money Market Fund (o)		7,926,362	7,926,362
Total Investments (cost $254,822,248) 98.6%			273,552,001
Other Assets and Liabilities 1.4%			3,747,269
Net Assets 100.0%			$ 277,299,270

(v)	Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

Summary of Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.
COP	Certificates of Participation
EDA	Economic Development Authority
EDRB	Economic Development Revenue Bond
FGIC	Financial Guaranty Insurance Corp.
FHA	Federal Housing Authority
FSA	Financial Security Assurance, Inc.
GO	General Obligation
IBC	Insured Bond Certification
MBIA	Municipal Bond Investors Assurance Corp.
MHRB	Multifamily Housing Revenue Bond
PCRB	Pollution Control Revenue Bond
RB	Revenue Bond
RHA	Resource Healthcare of America, Inc.
RRB	Refunding Revenue Bond
VRDN	Variable Rate Demand Note

The following table shows the percent of total investments invested by geographic location as of March 31, 2003 (unaudited):

New Jersey	69.4%
New York	8.1%
Pennsylvania	4.2%
Puerto Rico	4.0%
Washington	3.8%
Virginia	1.7%
Maryland	1.1%
Ohio	1.1%
Delaware	0.7%
Georgia	0.6%
Florida	0.4%
Oregon	0.4%
South Carolina	0.3%
Non-state Specific	4.2%
Total	100.0
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003

Assets
Identified cost of securities	$ 254,822,248
Net unrealized gains on securities	18,729,753

Market value of securities	273,552,001
Receivable for Fund shares sold	526,000
Interest receivable	3,914,414
Prepaid expenses and other assets	72,425

Total assets	278,064,840

Liabilities
Dividends payable	706,618
Payable for Fund shares redeemed	12,417
Advisory fee payable	3,179
Distribution Plan expenses payable	1,497
Due to other related parties	757
Accrued expenses and other liabilities	41,102

Total liabilities	765,570

Net assets	$ 277,299,270

Net assets represented by
Paid-in capital	$ 267,608,109
Undistributed net investment income	23,364
Accumulated net realized losses on securities	(9,061,956)
Net unrealized gains on securities	18,729,753

Total net assets	$ 277,299,270

Net assets consists of
Class A	$ 55,422,271
Class B	35,650,711
Class C	8,007,393
Class I	178,218,895

Total net assets	$ 277,299,270

Shares outstanding
Class A	4,956,074
Class B	3,187,567
Class C	716,028
Class I	15,935,485

Net asset value per share
Class A	$ 11.18
Class A -- Offering price (based on sales charge of 4.75%)	$ 11.74
Class B	$ 11.18
Class C	$ 11.18
Class C -- Offering price (based on sales charge of 1.00%)	$ 11.29
Class I	$ 11.18

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended March 31, 2003

Investment income
Interest	$ 13,175,264

Expenses
Advisory fee	1,117,284
Distribution Plan expenses
Class A	131,979
Class B	311,921
Class C	29,348
Administrative services fee	266,020
Transfer agent fee	55,212
Trustees' fees and expenses	3,720
Printing and postage expenses	27,475
Custodian fee	69,851
Registration and filing fees	6,822
Professional fees	16,795
Interest expense	1,097
Other	32,626

Total expenses	2,070,150
Less: Expense reductions	(1,799)
Expense reimbursements	(41,708)

Net expenses	2,026,643

Net investment income	11,148,621

Net realized and unrealized gains on securities
Net realized losses on securities	(1,057,590)
Net change in unrealized gains or losses on securities	10,348,094

Net realized and unrealized gains on securities	9,290,504

Net increase in net assets resulting from operations	$ 20,439,125

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2003		2002

Operations
Net investment income		$ 11,148,621		$ 10,844,901
Net realized gains or losses on securities		(1,057,590)		(625,570)
Net change in unrealized gains or losses on securities		10,348,094		(3,547,212)

Net increase in net assets resulting from operations		20,439,125		6,672,119

Distributions to shareholders from
Net investment income
Class A		(2,208,415)		(2,024,790)
Class B		(1,039,897)		(809,860)
Class C		(95,633)		0
Class I*		(7,790,766)		(7,999,670)

Total distributions to shareholders		(11,134,711)		(10,834,320)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,968,573	21,867,991	3,544,364	39,072,310
Class B	1,100,859	12,252,765	775,650	8,495,143
Class C	726,676	8,125,145	93	1,003
Class I*	2,471,110	27,399,778	2,009,934	21,992,713

		69,645,679		69,561,169

Net asset value of shares issued in reinvestment of distributions
Class A	94,778	1,053,768	81,468	891,173
Class B	60,945	677,661	49,746	544,114
Class C	4,811	53,689	0	0
Class I*	17,750	197,346	14,180	155,081

		1,982,464		1,590,368

Automatic conversion of Class B shares to Class A shares
Class A	48,961	550,732	9,565	104,077
Class B	(48,961)	(550,732)	(9,565)	(104,077)

		0		0

Payment for shares redeemed
Class A	(3,050,381)	(33,771,265)	(430,110)	(4,727,852)
Class B	(335,614)	(3,723,854)	(243,922)	(2,764,035)
Class C	(15,552)	(172,910)	0	0
Class I*	(2,513,672)	(27,891,249)	(2,229,978)	(24,403,762)

		(65,559,278)		(31,895,649)

Net increase in net assets resulting from capital share transactions		6,068,865		39,255,888

Total increase in net assets		15,373,279		35,093,687
Net assets
Beginning of period		261,925,991		$ 226,832,304

End of period		$ 277,299,270		$ 261,925,991

Undistributed net investment income		$ 23,364		$ 9,454

* Effective at the close of business May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen New Jersey Municipal Bond Fund (the "Fund") is a non-diversified series of Evergreen Municipal Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C, and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

NOTES TO FINANCIAL STATEMENTS continued

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee starting at 0.42% and declining to 0.27% as average daily net assets increase.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended March 31, 2003, the investment advisor reimbursed expenses relating to Class A in the amount of $41,708, which represents 0.08% of the Fund's average daily net assets. Total amounts subject to recoupment as of March 31, 2003 were $867.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on either March 26, 2003 or March 27, 2003 for all Class A shares in the Evergreen fund family.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $84,970,385 and $78,164,710, respectively, for the year ended March 31, 2003.

On March 31, 2003, the aggregate cost of securities for federal income tax purposes was $254,822,248. The gross unrealized appreciation and depreciation on securities based on tax cost was $19,152,295 and $422,542, respectively, with a net unrealized appreciation of $18,729,753.

As of March 31, 2003, the Fund had $7,796,352 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2008	2009	2010	2011

$1,004,794	$5,635,479	$972,505	$183,574

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post-October losses of $1,265,604.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from other participating funds. During the year ended March 31, 2003, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed		Capital Loss
Exempt-Interest	Unrealized	Carryover and
Income	Appreciation	Post-October Loss

$23,364	$18,729,753	$9,061,956

The tax character of distributions paid for the year ended March 31, 2003 was $68,453 of ordinary income and $11,066,258 of exempt-interest income.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $1,799, which represents 0.00% of its average daily net assets.

9. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended March 31, 2003, the Fund had average borrowings outstanding of $47,955 at a rate of 2.29% and paid interest of $1,097, which represents 0.00% of its average daily net assets.

11. CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in issuers of municipal debt securities located in a single state, therefore, it may be more affected by economic and political developments in that state or region than would be a comparable general tax-exempt mutual fund.

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Municipal Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen New Jersey Municipal Bond Fund, a series of the Evergreen Municipal Trust, as of March 31, 2003 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen New Jersey Municipal Bond Fund, as of March 31, 2003, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
May 2, 2003

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For the fiscal year ended March 31, 2003, the percentage representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax is 99.39%.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 112 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the fund because of his ownership of shares in Wachovia Corporation, the parent to the fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

566393   5/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034